Exhibit 10.3e

AMENDMENT NO. 6 TO THE AMENDED AND RESTATED CREDIT AGREEMENT

AMENDMENT NO. 6 TO THE AMENDED AND RESTATED CREDIT AGREEMENT, dated as of January 21, 2011 (this “Amendment”), by and among STEEL DYNAMICS, INC., an Indiana corporation (the “Borrower”), the banks, financial institutions and other lenders listed on the signature pages hereof, PNC BANK, NATIONAL ASSOCIATION (as successor to National City Bank) (“PNC Bank”) and WELLS FARGO BANK, NATIONAL ASSOCIATION (“Wells Fargo”), as co-administrative agents (in such capacity, the “Administrative Agents”) and PNC BANK, as paying agent (“Paying Agent”).

PRELIMINARY STATEMENTS:

(1)   The Borrower, the lenders listed on the signature pages thereto, PNC Bank, as collateral agent (the “Collateral Agent”), the Administrative Agents, the Paying Agent, Bank of America, N.A. (“Bank of America”), General Electric Capital Corporation, Fifth Third Bank and BMO Capital Markets Financing, Inc., as Documentation Agents, Bank of America and PNC Bank, as syndication agents, and Merrill Lynch, Pierce, Fenner & Smith Incorporated (as successor to Banc of America Securities LLC) and PNC Bank, as joint lead arrangers are parties to that certain Amended and Restated Credit Agreement dated as of June 19, 2007, as amended by Amendment No. 1 dated as of July 11, 2007, as further amended by Amendment No. 2 dated as of September 11, 2007, as further amended by Amendment No. 3 dated as of March 31, 2008, as further amended by Amendment No. 4 dated as of June 18, 2009 and as further amended by Amendment No. 5 dated as of April 26, 2010 (as supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”).  Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.

(2)   The Borrower has requested that the Required Lenders amend the Credit Agreement in certain respects, and the Required Lenders have agreed, subject to the terms and conditions hereinafter set forth, to amend the Credit Agreement as hereinafter set forth.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the sufficiency and the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.           Amendments to the Credit Agreement.  Upon, and subject to, the satisfaction of the conditions precedent set forth in Section 2 below, the Credit Agreement is hereby amended as follows:

(a)   Section 1.01 is hereby amended by (i) deleting the definition of “National City Bank” appearing therein and (ii) inserting therein in proper alphabetical order the following defined terms:

“ “Amendment No. 6” means that certain Amendment No. 6 to this Agreement dated as of January 21, 2011 by and among the Borrower, the Administrative Agents, the Paying Agent and the Lenders listed on the signature pages thereto.”

“ “Amendment No. 6 Effective Date” means the date on which the conditions to effectiveness set forth in Section 2 of Amendment No. 6 have been satisfied.”

“ “PNC Bank” means PNC Bank, National Association.”

(b)   The definition of “Cash Equivalents” appearing in Section 1.01 is hereby amended by:

(i)    deleting the phrase “and having a maturity of not greater than 180 days from the date of acquisition thereof” and substituting in lieu thereof the phrase “, having a maturity of not greater than 400 days from the date of acquisition thereof and marketable for cash by the Borrower or such Subsidiary Guarantor in no more than 30 days”;

(ii)   inserting the word “or” at the end of clause (c) thereof and deleting such word where it appears at the end of clause (d) thereof; and

(iii)  deleting clause (e) thereof in its entirety.

(c)   Section 1.02 is hereby amended by inserting the following sentence at the end thereof:

“From and after the Amendment No. 6 Effective Date, each reference in this Agreement and the other Loan Documents to “National City Bank” or “National City” shall be deemed to be a reference to “PNC Bank”.”

(d)   Section 5.02(f) is hereby amended as follows:

(i)    clause (viii) thereof is amended and restated in its entirety to read as follows:

“(viii)      so long as no Event of Default has occurred and is continuing or would occur after giving effect thereto, Investments in Excluded Subsidiaries and Investments in other Persons that are not controlled by the Borrower, up to an aggregate amount of 10% of the consolidated total assets of the Borrower (determined in accordance with GAAP) as reflected on the Borrower’s consolidated balance sheet contained in the financial statements most recently delivered pursuant to Section 5.03(b); and”;

(ii)   clause (ix) thereof is amended by deleting the “; and” appearing at the end thereof and substituting in lieu thereof a period; and

(iii)  clause (x) thereof is deleted in its entirety.

(e)   Section 8.02(a) is hereby amended by deleting the phrase “6714 Pointe Inverness Way, Fort Wayne, Indiana 46804, Attention:  Theresa E. Wagler (facsimile 260-969-3587)” where it appears therein and substituting the phrase “7575 West Jefferson Blvd., Fort Wayne, Indiana 46804, Attention:  Theresa E. Wagler (facsimile 260-969-3591)” in lieu thereof.

(f)    Section 8.12(a) is hereby amended by deleting the second sentence thereof in its entirety and substituting in lieu thereof the following:

“The Borrower hereby agrees that service of process in any such action or proceeding brought in any such New York state court or in such federal court may be made upon CT Corporation System or other nationally recognized process agent (the “Process Agent”) to be designated by the Borrower from time to time by written notice to the Administrative Agents and the Borrower hereby irrevocably appoints such Process Agent its authorized agent to accept such service of process, and agrees that the failure of such Process Agent to give any notice of any

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such service shall not impair or affect the validity of such service or of any judgment rendered in any action or proceeding based thereon.”

SECTION 2.           Conditions to Effectiveness of Amendments.  This Amendment and the amendments to the Credit Agreement set forth herein shall become effective on the date when each of the conditions set forth in this Section 2 shall have been satisfied:

(a)   Execution of Counterparts.  The Paying Agent shall have received counterparts of (i) this Amendment executed by (A) the Borrower and (B) the Required Lenders and (ii) the consent attached hereto (the “Consent”) executed by each Guarantor.

(b)   Payment of Fees and Expenses.  All costs and expenses (including the reasonable fees and expenses of Shearman & Sterling LLP) incurred by the Joint Lead Arrangers, Bank of America, as Syndication Agent, and the Agents in connection with the preparation, negotiation and execution of this Amendment or otherwise required to be paid under the Loan Documents and remaining outstanding on or prior to the date of this Amendment, in each case for which the invoice for such fees and expenses shall have been presented to the Borrower.

SECTION 3.           Representations and Warranties.  In order to induce the Lenders to execute and deliver this Amendment, the Borrower represents and warrants to the Agents, the Lenders and the Issuing Bank that, after giving effect to the terms of this Amendment, the following statements are true and correct:  (a) the representations and warranties set forth in Article IV of the Credit Agreement and in the other Loan Documents are true and correct on the and as of the date of this Amendment as if made on the date of this Amendment and after giving effect to this Amendment (unless stated to relate solely to an earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date) and (b) no Default has occurred and is continuing.

SECTION 4.           Reference to and Effect on the Credit Agreement and the Loan Documents.

(a)   On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

(b)   The Credit Agreement, the Notes and each of the other Loan Documents, as specifically amended by this Amendment (and as contemplated to be amended, modified, supplemented, restated, substituted or replaced by this Amendment) are, and shall continue to be, in full force and effect and is hereby in all respects ratified and confirmed.  Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents.

(c)   The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Paying Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.  On and after the effectiveness of this Amendment, this Amendment shall for all purposes constitute a Loan Document.

SECTION 5.           Execution in Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so

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executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.  Delivery of an executed counterpart of a signature page to this Amendment by telecopier, facsimile or other electronic transmission (i.e., “.pdf” or “.tif”) shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 6.           Governing Law.  This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

[Remainder of this page intentionally left blank.]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

STEEL DYNAMICS, INC.

By:	/s/ Theresa E. Wagler
	Name:	Theresa E. Wagler
	Title:	Chief Financial Officer

By:	/s/ Richard A. Poinsatte
	Name:	Richard A. Poinsatte
	Title:	Vice President

[Steel Dynamics — Amendment No. 6]

BANK OF AMERICA, N.A.,
as a Lender

By:	/s/ David McCauley
	Name:	David McCauley
	Title:	Director

[Steel Dynamics — Amendment No. 6]

PNC BANK, NATIONAL ASSOCIATION,
as Administrative Agent and Paying Agent

By:	/s/ Susan J. Dimmick
	Name:	Susan J. Dimmick
	Title:	Senior Vice President

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Susan J. Dimmick
	Name:	Susan J. Dimmick
	Title:	Senior Vice President

[Steel Dynamics — Amendment No. 6]

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent

By:	/s/ Rosalee C. Hawley
	Name:	Rosalee C. Hawley
	Title:	Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Rosalee C. Hawley
	Name:	Rosalee C. Hawley
	Title:	Vice President

[Steel Dynamics — Amendment No. 6]

GENERAL ELECTRIC CAPITAL
CORPORATION, as a Lender

By:	/s/ Matthew N. McAlpine
	Name:	Matthew N. McAlpine
	Title:	Duly Authorized Signatory

[Steel Dynamics — Amendment No. 6]

RBS Citizens, N.A., as a Lender

By:	/s/ Andre A. Nazareth
	Name:	Andre A. Nazareth
	Title:	Senior Vice President

[Steel Dynamics — Amendment No. 6]

FIRSTMERIT BANK, N.A., as a Lender

By:	/s/ Robert G. Morlan
	Name:	Robert G. Morlan
	Title:	Senior Vice President

[Steel Dynamics — Amendment No. 6]

Deutsche Bank AG New York Branch, as a Lender

By:	/s/ Marcus M. Tarkington
	Name:	Marcus M. Tarkington
	Title:	Director

By:	/s/ Enrique Landacta
	Name:	Enrique Landacta
	Title:	Vice President

[Steel Dynamics — Amendment No. 6]

SunTrust Bank, as a Lender

By:	/s/ Baerbel Freudenthaler
	Name:	Baerbel Freudenthaler
	Title:	Director

[Steel Dynamics — Amendment No. 6]

SCOTIABANC INC., as a Lender

By:	/s/ J.F. Todd
	Name:	J.F. Todd
	Title:	Managing Director

[Steel Dynamics — Amendment No. 6]

FIFTH THIRD BANK, as a Lender

By:	/s/ David O’Neal
	Name:	David O’Neal
	Title:	Vice President

[Steel Dynamics — Amendment No. 6]

THE NORTHERN TRUST COMPANY, as a Lender

By:	/s/ Phillip McCauley
	Name:	Phillip McCauley
	Title:	Vice President

[Steel Dynamics — Amendment No. 6]

BMO Capital Markets Financing, Inc., as a Lender

By:	/s/ Mark W. Piekos
	Name:	Mark W. Piekos
	Title:	Managing Director

[Steel Dynamics — Amendment No. 6]

U.S. Bank National Association, as a Lender

By:	/s/ John M. Eyerman
	Name:	John M. Eyerman
	Title:	Assistant Vice President

[Steel Dynamics — Amendment No. 6]

RAYMOND JAMES BANK, FSB, as a Lender

By:	/s/ Joseph A. Ciccolini
	Name:	Joseph A. Ciccolini
	Title:	Vice President — Senior Corporate Banker

[Steel Dynamics — Amendment No. 6]

MORGAN STANLEY BANK, N.A., as a Lender

By:	/s/ Scott Taylor
	Name:	Scott Taylor
	Title:	Authorized Signatory

[Steel Dynamics — Amendment No. 6]

FIRST COMMONWEALTH BANK, as a Lender

By:	/s/ Brian J. Sohocki
	Name:	Brian J. Sohocki
	Title:	Vice President

[Steel Dynamics — Amendment No. 6]

GOLDMAN SACHS CREDIT PARTNERS L.P., as a Lender

By:	/s/ Lauren Day
	Name:	Lauren Day
	Title:	Authorized Signatory

[Steel Dynamics — Amendment No. 6]

CONSENT

Dated as of January 21, 2011

Each of the undersigned, as Guarantor under the Amended and Restated Subsidiary Guaranty and Grantor under the Amended and Restated Security Agreement (as amended, amended and restated, supplemented or otherwise modified from time to time), for the benefit of the Paying Agent and the benefit of the Lenders parties to the Credit Agreement referred to in the foregoing Amendment, hereby consents to such Amendment and hereby confirms and agrees that (a) notwithstanding the effectiveness of such Amendment, each of the Amended and Restated Subsidiary Guaranty and Amended and Restated Security Agreement is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Amendment, each reference in the Amended and Restated Subsidiary Guaranty and Amended and Restated Security Agreement to the “Credit Agreement”, “thereunder”, “thereof” or words of like import shall mean and be a reference to the Credit Agreement, as amended by such Amendment, and (b) the Collateral Documents to which such Grantor is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Secured Obligations (in each case, as defined therein).

This Consent shall be governed by, and construed in accordance with, the laws of the State of New York

[signature pages to follow]

[Steel Dynamics — Amendment No. 6]

NEW MILLENNIUM BUILDING SYSTEMS, LLC

By: Steel Dynamics, Inc., its sole member

By:	/s/ Theresa E. Wagler
	Name:	Theresa E. Wagler
	Title:	Executive Vice President and CFO

STEEL DYNAMICS SALES NORTH AMERICA, INC.

By:	/s/ Theresa E. Wagler
	Name:	Theresa E. Wagler
	Title:	President and Secretary

ROANOKE ELECTRIC STEEL CORPORATION

By:	/s/ Theresa E. Wagler
	Name:	Theresa E. Wagler
	Title:	Vice President and Secretary

JOHN W. HANCOCK, JR., LLC

By: Roanoke Electric Steel Corporation, its manager and sole member

By:	/s/ Theresa E. Wagler
	Name:	Theresa E. Wagler
	Title:	Vice President and Secretary

[Steel Dynamics — Amendment No. 6]

NEW MILLENNIUM BUILDING SYSTEMS, INC.

By:	/s/ Theresa E. Wagler
	Name:	Theresa E. Wagler
	Title:	Vice President and Secretary

SOCAR OF OHIO, INC.

By:	/s/ Theresa E. Wagler
	Name:	Theresa E. Wagler
	Title:	Vice President and Secretary

STEEL OF WEST VIRGINIA, INC.

By:	/s/ Theresa E. Wagler
	Name:	Theresa E. Wagler
	Title:	Vice President and Secretary

SWVA, INC.

By:	/s/ Theresa E. Wagler
	Name:	Theresa E. Wagler
	Title:	Vice President and Secretary

MARSHALL STEEL, INC.

By:	/s/ Theresa E. Wagler
	Name:	Theresa E. Wagler
	Title:	Vice President and Secretary

STEEL VENTURES, INC.

By:	/s/ Theresa E. Wagler
	Name:	Theresa E. Wagler
	Title:	Vice President and Secretary

[Steel Dynamics — Amendment No. 6]

SHREDDED PRODUCTS II, LLC

By: Steel Dynamics, Inc., its manager and sole member

By:	/s/ Theresa E. Wagler
	Name:	Theresa E. Wagler
	Title:	Vice President and CFO

THE TECHS INDUSTRIES, INC.

By:	/s/ Theresa E. Wagler
	Name:	Theresa E. Wagler
	Title:	Vice President and Secretary

CAPITOL CITY METALS, LLC

By: Omnisource Corporation, its sole member

By:	/s/ Theresa E. Wagler
	Name:	Theresa E. Wagler
	Title:	Vice President and Secretary

JACKSON IRON & METAL COMPANY, INC.

By:	/s/ Theresa E. Wagler
	Name:	Theresa E. Wagler
	Title:	Vice President and Secretary

MICHIGAN PROPERTIES ECORSE, LLC

By: Omnisource Corporation, its sole member

By:	/s/ Theresa E. Wagler
	Name:	Theresa E. Wagler
	Title:	Vice President and Secretary

[Steel Dynamics — Amendment No. 6]

OMNISOURCE BAY CITY, LLC

By: Jackson Iron & Metal Company, Inc., its sole member

By:	/s/ Theresa E. Wagler
	Name:	Theresa E. Wagler and Secretary
	Title:	Vice President

OMNISOURCE ATHENS DIVISION, LLC

By: Omnisource Corporation, its sole member

By:	/s/ Theresa E. Wagler
	Name:	Theresa E. Wagler
	Title:	Vice President and Secretary

OMNISOURCE CORPORATION

By:	/s/ Theresa E. Wagler
	Name:	Theresa E. Wagler
	Title:	Vice President and Secretary

OMNISOURCE INDIANAPOLIS, LLC

By: Omnisource Corporation, its sole member

By:	/s/ Theresa E. Wagler
	Name:	Theresa E. Wagler
	Title:	Vice President and Secretary

OMNISOURCE MEXICO, LLC

By: Omnisource Corporation, its sole member

By:	/s/ Theresa E. Wagler
	Name:	Theresa E. Wagler
	Title:	Vice President and Secretary

[Steel Dynamics — Amendment No. 6]

OMNISOURCE TRANSPORT, LLC

By: Omnisource Corporation, its sole member

By:	/s/ Theresa E. Wagler
	Name:	Theresa E. Wagler
	Title:	Vice President and Secretary

OMNISOURCE, LLC

By:	/s/ Theresa E. Wagler
	Name:	Theresa E. Wagler
	Title:	Vice President and Secretary

RECOVERY TECHNOLOGIES, LLC

By: Omnisource Corporation, its sole member

By:	/s/ Theresa E. Wagler
	Name:	Theresa E. Wagler
	Title:	Vice President and Secretary

SUPERIOR ALUMINUM ALLOYS, LLC

By:	/s/ Theresa E. Wagler
	Name:	Theresa E. Wagler
	Title:	Vice President and Secretary

OMNISOURCE SOUTHEAST, LLC

By:	/s/ Theresa E. Wagler
	Name:	Theresa E. Wagler
	Title:	Vice President and Secretary

[Steel Dynamics — Amendment No. 6]

CAROLINAS RECYCLING GROUP, LLC

By: Omnisource Southeast, LLC, its sole member

By:	/s/ Theresa E. Wagler
	Name:	Theresa E. Wagler
	Title:	Vice President and Secretary

COHEN & GREEN SALVAGE CO., INC.

By:	/s/ Theresa E. Wagler
	Name:	Theresa E. Wagler
	Title:	Vice President and Secretary

LUMBERTON RECYCLING COMPANY, INC.

By:	/s/ Theresa E. Wagler
	Name:	Theresa E. Wagler
	Title:	Vice President and Secretary

RAEFORD SALVAGE COMPANY, INC.

By:	/s/ Theresa E. Wagler
	Name:	Theresa E. Wagler
	Title:	Vice President and Secretary

[Steel Dynamics — Amendment No. 6]